UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

January 10, 2014

Dear Hatteras Funds Investor:

The Board of your Hatteras Fund has sent you detailed information regarding the upcoming Special Meeting to ask for your vote on important proposals affecting your Fund.  The Special Meeting is scheduled to be held on January 21, 2014 at the Fund’s offices at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 at 9:00 AM Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyvote.com by using your control number found on the voting form.  To simplify matters we have included another copy of the voting form for your review and convenience.  Should you have any questions regarding the proposals, please call 1 (800) 591-8238 Ext. 8535.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed voting form and follow the instructions on the website.

3.	Vote by phone. Simply dial the toll-free number located on the enclosed voting form.

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

January 10, 2014

Dear Hatteras Funds Investor:

The Board of your Hatteras Fund has sent you detailed information regarding the upcoming Special Meeting to ask for your vote on important proposals affecting your Fund.  The Special Meeting is scheduled to be held on January 21, 2014 at the Fund’s offices at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 at 9:00 AM Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyvote.com by using your control number found on the voting form.  To simplify matters we have included another copy of the voting form for your review and convenience.  Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 591-8238.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed voting form and follow the instructions on the website.

3.	Vote by Phone with a live operator. Simply dial toll-free 1 (800) 591-8238. Please have the voting form available at the time of the call.

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

January 10, 2014

Dear Hatteras Funds Investor:

The Board of your Hatteras Fund has sent you detailed information regarding the upcoming Special Meeting to ask for your vote on important proposals affecting your Fund.  The Special Meeting is scheduled to be held on January 21, 2014 at the Fund’s offices at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 at 9:00 AM Eastern Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyonline.com by using your control number found on the proxy ballot.  To simplify matters we have included another copy of the proxy ballot for your review and convenience.  Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 591-8238.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit www.proxyonline.com and enter your control number found on the enclosed proxy ballot.

3.	Vote by Phone. Simply dial toll-free 1 (888) 227-9349. Please have this proxy ballot available at the time of the call.

4.	Vote by Phone with a live operator. Simply dial toll-free 1 (800) 591-8238. Please have the proxy ballot available at the time of the call.

Thank you in advance for your participation.